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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 22, 2002

                               Bcom3 Group, Inc.
                           (Exact Name of Registrant
                          as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               0-32649                                 364345638
       (Commission File Number)            (IRS Employer Identification No.)

         35 West Wacker Drive                            60601
             Chicago, IL
   (Address of Principal Executive                     (Zip Code)
               Offices)

                                 (312) 220-1000
              (Registrant's Telephone Number, Including Area Code)


         (Former Name or Former Address, if Changed Since Last Report)

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     Item 4 of the Current Report on Form 8-K, filed on May 29, 2002, of Bcom3
Group, Inc. is hereby amended and replaced in its entirety as follows:

     Item 4. Changes in Registrant's Certifying Accountant

     Effective at the close of business on May 22, 2002, Arthur Andersen LLP ("Arthur Andersen") was released from its obligations to Bcom3 Group, Inc. (the "Company") as the Company's independent accountants because of Arthur Andersen's inability to perform ongoing auditing services for the Company's global operations. The Board of Directors of the Company and its Audit Committee approved the engagement of Ernst & Young LLP ("EY") to serve as the Company's independent public accountants, effective May 23, 2002.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2001 and 2000 and through May 22, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult EY with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     As required by Item 304(a)(3) of Regulation S-K, the Company furnished Arthur Andersen with the disclosure contained in this Item 4 and received a letter from Arthur Andersen addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company in this Item 4. A copy of such letter is filed herewith as Exhibit 16.1.

     Item 7 of the Current Report on Form 8-K, filed on May 29, 2002, of Bcom3 Group, Inc. is hereby amended and replaced in its entirety as follows:

     Item 7. Financial Statements and Exhibits

     (c) Exhibits

  Exhibit
   Number                               Description
   ------                               -----------

    16.1 Letter from Arthur Andersen LLP regarding change in certifying accountant, dated May 29, 2002


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Bcom3 Group, Inc.



Date: June 3, 2002                  By: /s/ Eileen A. Kamerick
                                        --------------------------------------
                                        Name:   Eileen A. Kamerick
                                        Title:  Executive Vice President & Chief
                                                Financial Officer



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                                 EXHIBIT INDEX

  Exhibit
   Number                             Description
   ------                             -----------

    16.1 Letter from Arthur Andersen LLP regarding change in certifying accountant, dated May 29, 2002